                                                                   EXHIBIT 23(a)


                                                                          1 OF 3



                               AUDITORS' CONSENT



The Board of Directors


The Summit Bancorporation:



     We consent to the incorporation by reference in the registration statement on Form S-4 of The Summit Bancorporation report dated January 17, 1995, relating to the consolidated balance sheets of The Summit Bancorporation and subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the Form 10-K dated December 31, 1994 of The Summit Bancorporation, incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the registration statement.



                                          /s/  KPMG PEAT MARWICK LLP

                                          -----------------------------------

                                          KPMG Peat Marwick LLP




Short Hills, New Jersey


December 7, 1995

                                                                   EXHIBIT 23(a)


                                                                          2 OF 3



                               AUDITORS' CONSENT



The Board of Directors


Garden State BancShares, Inc.:



     We consent to the incorporation by reference in the registration statement on Form S-4 of The Summit Bancorporation of our report dated January 20, 1995, relating to the consolidated balance sheets of Garden State BancShares, Inc. and subsidiary as of December 31, 1994, and 1993, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the Form 10-K dated December 31, 1994 of Garden State BancShares, Inc., incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the registration statement.



     Our report dated January 20, 1995 contains an explanatory paragraph that states that during 1993, the Company changed its methods of accounting for income taxes and certain investments in debt and equity securities.



                                          /s/  KPMG PEAT MARWICK LLP

                                          --------------------------------------

                                          KPMG Peat Marwick LLP




Short Hills, New Jersey


December 7, 1995

                                                                  EXHIBIT 23(a)


                                                                         3 OF 3



                               AUDITORS' CONSENT



Board of Directors


UJB Financial Corp.:



     We consent to the use of our report dated January 18, 1995, relating to the consolidated balance sheets of UJB Financial Corp. and subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of income, shareholders' equity and cash flows for each of the years in the three year period ended December 31, 1994, incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the registration statement.



     The report of KPMG Peat Marwick LLP refers to changes in the method of accounting for certain investments and postemployment benefits in 1994 and a change in the method of accounting for income taxes in 1993.



                                          /s/  KPMG PEAT MARWICK LLP

                                          -----------------------------------

                                             KPMG Peat Marwick LLP



Short Hills, New Jersey


December 7, 1995